Exhibit 10.8

                           DEFERRED PAYMENT AGREEMENT
                           --------------------------


         DEFERRED PAYMENT AGREEMENT (this "Agreement"), dated as of October 21, 1999, by and among INTERNATIONAL FAST FOOD CORPORATION, a company organized under the laws of the State of Florida, United States ("IFFC"), INTERNATIONAL FAST FOOD POLSKA S.P. zo.o., a Polish limited liability company organized under the laws of Poland ("IFFP"), and BURGER KING CORPORATION, a company organized under the laws of State of Florida, United States ("BKC").

         WHEREAS, IFFC is the owner of all the issued and outstanding shares (the "IFFP Shares") of IFFP;

         WHEREAS, on February 24, 1999, Citibank (Poland) S.A. ("Citibank") agreed to provide credit to IFFP in the aggregate amount of U.S. $5,000,000, pursuant to a credit agreement dated February 24, 1999 (as amended, the "Credit Agreement");

         WHEREAS, as a condition to the disbursement of funds under the Credit Agreement, BKC issued a guarantee in favor of Citibank to secure the repayment by IFFP of amounts borrowed under the Credit Agreement (as amended, the "Guarantee");

         WHEREAS, pursuant to an Agreement for the Transfer of Title to Shares by way of Security dated February 24, 1999 (as amended, the "Security Agreement"), in consideration of the Guarantee, IFFC granted BKC a perfected security interest in the IFFP Shares to secure BKC's claims which may arise as a result of the payment by BKC of any amounts under the Guarantee;

         WHEREAS, as a condition to the making of the Guarantee, IFFC agreed to reimburse BKC for any payments that it may be required to make to Citibank under the Guarantee, together with related costs, expenses and interest, as more fully said forth in that certain Reimbursement Agreement dated as of February 24, 1999 (as amended, the "Reimbursement Agreement"), by and among IFFC, IFFP and BKC;

         WHEREAS, Citibank has agreed to increase the amount which may be borrowed under the Credit Agreement to an aggregate amount of U.S. $8,000,000, and BKC has agreed to increase the amount of the Guarantee to secure the repayment by IFFP of amounts borrowed under the Credit Agreement;

         WHEREAS, in the event that Citibank is willing to further increase the available credit under the Credit Agreement, BKC has agreed to increase the amount of the Guarantee to a maximum aggregate amount of U.S. $10,000,000, upon the terms, and subject to the conditions, of that certain Guarantee of Future Advances Agreement dated of even date herewith by and among BKC, IFFC and IFFP;

         WHEREAS, pursuant to a Purchase Agreement dated February 24, 1999 (as amended, the "Purchase Agreement"), the parties agreed that, in the event that BKC acquires the IFFP Shares pursuant to the exercise of its rights under the Security Agreement, BKC will sell the IFFP Shares held by BKC to Mitchell Rubinson, a principal shareholder of IFFC ("Rubinson");

         WHEREAS, Rubinson has agreed to personally guarantee (i) his obligations to BKC under the Purchase Agreement and (ii) IFFC's and IFFP's obligations under the Reimbursement Agreement and to secure such personal guarantee by the grant of a security interest in, and a pledge to BKC of, an aggregate of 5,000,000 shares of common stock of IFFC which are owned by Rubinson;



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         WHEREAS, IFFC, IFFP and BKC have agreed to amend and restate the documents executed in connection with the transactions described above (such documents are collectively referred to herein as the "Transaction Documents") to reflect the increased amount of the Credit Agreement and the Guarantee and to grant BKC additional security for the repayment of IFFC's and IFFP's obligations under the Transaction Documents.

         WHEREAS, BKC has agreed to defer all amounts currently owed by IFFC and IFFP, including the development fee of $250,000, and those amounts falling due after the execution of the Transaction Documents, including royalties and franchise fees, until January 15, 2001.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. DEFERRAL OF FEES. BKC hereby agrees that all royalties, franchise fees and, if required, development fees owed by IFFC and/or IFFP falling due after the date hereof (including, for the avoidance of doubt, seven franchise fees totaling $280,000, previously rolled up and payable on December 31, 1999, together with the development fee of $250,000 which fell due on September 14, 1999 (collectively, the "Fees")) will be rolled-up and be paid in one lump sum on the date (the "Payment Date") which is the earlier to occur of (i) January 15, 2001 or (ii) such date BKC is require to make a payment to Citibank pursuant to the Guarantee. After the Payment Date, all Fees will be paid in accordance with the agreements under which such Fees are required to be paid.

2. DEFINITIONS. For purposes hereof, the following terms shall have the respective meanings set forth below:

         "Indebtedness" means all obligations, contingent or otherwise, which in accordance with U.S. generally accepted accounting principles are required to be classified upon a balance sheet of the specified person as liabilities.

                  "Lien" means, with respect to the specified person:

                  (a) any lien, encumbrance, mortgage, pledge, charge, or security interest of any kind upon any property or assets of such person, whether now owned or hereafter acquired, or upon the income or profits therefrom;

                  (b) the sale, assignment, pledge or transfer of any accounts or general intangibles of such person for purposes of creating a security interest; and

                  (c) the transfer of any tangible property or assets for the purpose of creating or granting a security interest.

3.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         3.1 REPRESENTATIONS AND WARRANTIES OF IFFC AND IFFP. Each of IFFC and IFFP represents and warrants to BKC that:

         (a) CORPORATE EXISTENCE AND QUALIFICATION. Each of IFFC and IFFP is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of IFFC and IFFP has all required power and authority to own its properties and to carry on its business as presently conducted.

         (b) AUTHORITY, APPROVAL AND ENFORCEABILITY. This Agreement has been duly executed and delivered by each of IFFC and IFFP, and each of IFFC and IFFP has all requisite power and legal authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of each of IFFC and IFFP, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy laws or laws affecting the enforcement of creditors rights generally.


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         (c) NO COMPANY DEFAULTS OR CONSENTS. Neither the execution and delivery of this Agreement nor the effectuation of the transactions contemplated hereby will:

               (i) violate or conflict with any of the terms, conditions or provisions of the certificate of incorporation or bylaws (or similar organizational documents) of IFFC or IFFP;

               (ii) violate any legal requirements applicable to IFFC or IFFP;

               (iii) violate, conflict with, result in a breach of, constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any contract or permit applicable to IFFC or IFFP;

               (iv) result in the creation of any lien, charge or other encumbrance on any property of IFFC or IFFP (except as expressly contemplated hereby); or

               (v) require IFFC or IFFP to obtain or make any waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any governmental authority.

         (d) NO PROCEEDINGS. Except as disclosed in IFFC's filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or for matters which are not, individually or in the aggregate, material to IFFC, no suit, action or other proceeding is pending or, to the knowledge of IFFC or IFFP, threatened, before any governmental authority seeking to restrain such or prohibit its entry into this Agreement, or seeking damages against IFFC or IFFP or their respective properties as a result of the transactions contemplated by this Agreement.

         (e) COMPLIANCE WITH LAWS. Each of IFFC and IFFP has all material franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its businesses as presently conducted. The business and operations of each of IFFC and IFFP have been and are being conducted in accordance in all material respects with all applicable laws, rules and regulations, and each of IFFC and IFFP is not in violation of any judgment, law or regulation.

         (f) DISCLOSURE; DUE DILIGENCE. This Agreement, when taken as a whole with other documents and certificates furnished by each of IFFC and IFFP to BKC or its counsel have been furnished in good faith and, do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         3.2 REPRESENTATIONS AND WARRANTIES BY BKC. BKC represents and warrants to each of IFFC and IFFP that:

         (a) CORPORATE EXISTENCE AND QUALIFICATION. BKC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. BKC has all required power and authority to own its properties and to carry on its business as presently conducted.


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         (b) AUTHORITY, APPROVAL AND ENFORCEABILITY This Agreement has been duly executed and delivered by BKC, and BKC has all requisite power and legal authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of BKC, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy laws or laws affecting the enforcement of creditors rights generally.

         (c) DISCLOSURE; DUE DILIGENCE. This Agreement, when taken as a whole with other documents and certificates furnished by BKC to each of IFFC and IFFP or its counsel have been furnished in good faith and, do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.       MISCELLANEOUS.
         -------------

         5.1 FURTHER ASSURANCES. Each of the parties hereto agrees with the other parties hereto that it will cooperate with such other parties and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other parties may reasonably request from time to time to effectuate the provisions and purposes of this Agreement.

         5.2 BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon the parties hereto and their respective successors, transferees and assigns. Notwithstanding the foregoing no party hereto may assign any of its obligations hereunder without the prior written consent of the other parties hereto; provided, that BKC may assign its rights and delegate its duties under this Agreement to one or more of its subsidiaries or affiliates.

         5.3 AMENDMENTS; WAIVERS. No amendment to or waiver of any provisions of this Agreement, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.4 NO WAIVER; REMEDIES. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

         5.5 EXPENSES. IFFC shall pay or reimburse BKC for all of its legal, accounting and other expenses directly related to the consummation of the transactions contemplated hereby, together with the costs and expenses of enforcing any of its rights hereunder including, without limitation, the reimbursement rights provided in Section 2 hereof.

         5.6 JURISDICTION. Any claim arising out of this Agreement shall be brought in any state or federal court located in Miami-Dade County, Florida, United States. For the purpose of any suit, action or proceeding instituted with respect to any such claim, each of the parties hereto irrevocably submits to the jurisdiction of such courts in Miami-Dade County, Florida, United States. Each of the parties hereto further irrevocably consents to the service of process out of said courts by mailing a copy thereof by registered mail, postage prepaid, to such party and agrees that such service, to the fullest extent permitted by law,
(i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be a valid personal service upon and a personal delivery to it. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Miami-Dade County, Florida, United States, and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Notwithstanding the foregoing, at the option of BKC, any claims against IFFP hereunder shall be settled by the Arbitration Court at the Polish Chamber of Commerce with its seat in Warsaw in accordance with its rules, and all such proceedings will be conducted in the English language.


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         5.7 GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, United States, without regard to any conflict of law, rule or principle that would give effect to the laws of another jurisdiction.

         5.8 NOTICES. All notices, requests and other communications to any party hereunder shall be writing (including facsimile transmission or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth on the signature pages below, or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be deemed effective when received at the address or facsimile number specified below.

         5.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute one and the same Agreement.





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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           INTERNATIONAL FAST FOOD CORPORATION



                                             By: /s/ Mitchell Rubinson
                                                 ---------------------
                                                 Name: Mitchell Rubinson
                                                 Title: Chairman and CEO

                                                 c/o Mitchell Rubinson
                                                 1000 Lincoln Road, Suite 200
                                                 Miami Beach, FL 33139, USA


                                             INTERNATIONAL FAST FOOD POLSKA
                                                  S.P. Z.O.O.


                                             By: /s/ Mitchell Rubinson
                                                 ---------------------
                                                 Name: Mitchell Rubinson
                                                 Title: Authorized Signature

                                                 15 Jagiellonska Street
                                                 Warsaw, Poland


                                             BURGER KING CORPORATION


                                             By: /s/ Philip Kinnersly
                                                 Name: Philip Kinnersly
                                                 Title: Vice President

                                                 c/o  Burger King EMA
                                                 Charter Place
                                                 Vine Street
                                                 Uxbridge, England UB81BZ
                                                 Attn:  General Counsel and
                                                 Vice President -
                                                       Financial Affairs
                                                 Fax no: 44 1895 206026

                                                 With a copy to:

                                                 Baker & McKenzie
                                                 1200 Brickell Avenue
                                                 Miami, Florida 33131 U.S.A.
                                                 Fax no: (305) 789-8953


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